Quarterly Holdings Report
for
Fidelity® Variable Insurance Products:
VIP FundsManager® 70% Portfolio
September 30, 2024
VF70-NPRT3-1124
1.837321.118
Alternative Funds - 1.2%
	Shares	Value ($)
Fidelity Hedged Equity Fund (b) (Cost $22,681,555)	2,223,866	28,932,502

Bond Funds - 23.4%
	Shares	Value ($)
Fidelity Floating Rate High Income Fund (b)	1,779,652	16,461,776
Fidelity High Income Fund (b)	2,121,364	16,928,487
Fidelity Inflation-Protected Bond Index Fund (b)	3,609,515	33,857,252
Fidelity Long-Term Treasury Bond Index Fund (b)	2,226,236	22,574,035
Fidelity New Markets Income Fund (b)	90,571	1,178,330
Fidelity Total Bond Fund (b)	23,148,044	226,387,871
VIP Investment Grade Bond II Portfolio - Investor Class (b)	22,833,582	226,280,795
TOTAL BOND FUNDS (Cost $533,866,040)		543,668,546

Domestic Equity Funds - 44.0%
	Shares	Value ($)
Fidelity Commodity Strategy Fund (b)	80,194	7,472,485
Fidelity Contrafund (b)	3,405,351	71,886,959
Fidelity Enhanced Large Cap Core ETF (b)	220,278	7,068,721
Fidelity Enhanced Mid Cap ETF (b)	276,680	8,898,029
Fidelity Enhanced Small Cap ETF (b)	344,355	11,079,622
Fidelity Global Commodity Stock Fund (b)	106,096	2,064,634
Fidelity Low-Priced Stock Fund (b)	577,986	25,679,930
Fidelity Real Estate Investment Portfolio (b)	271,650	11,710,845
VIP Stock Selector All Cap Portfolio - Investor Class (b)	73,356,526	878,811,178
TOTAL DOMESTIC EQUITY FUNDS (Cost $863,875,657)		1,024,672,403

International Equity Funds - 28.1%
	Shares	Value ($)
Fidelity Canada Fund (b)	278,077	20,163,367
Fidelity Emerging Markets Discovery Fund (b)	1,067,415	18,818,527
Fidelity Emerging Markets Fund (b)	4,326,708	177,092,145
Fidelity Enhanced International ETF (b)	1,664,318	50,395,549
Fidelity Infrastructure Fund (b)	155,657	2,165,193
Fidelity International Capital Appreciation Fund (b)	1,326,946	40,073,757
Fidelity International Discovery Fund (b)	925,371	48,581,964
Fidelity International Small Cap Fund (b)	611,251	20,886,431
Fidelity International Small Cap Opportunities Fund (b)	1,075,136	23,534,732
Fidelity International Value Fund (b)	2,833,911	31,909,841
Fidelity Japan Smaller Companies Fund (b)	1,050,081	18,134,892
Fidelity Overseas Fund (b)	2,926,283	202,674,367
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $482,428,239)		654,430,765

U.S. Treasury Obligations - 0.1%
	Yield (%) (c)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 10/10/2024 (d)	5.30	680,000	679,210
US Treasury Bills 0% 10/31/2024 (d)	5.19	320,000	318,753
US Treasury Bills 0% 11/14/2024 (d)	5.15	20,000	19,886
US Treasury Bills 0% 11/7/2024 (d)	5.12 to 5.15	190,000	189,083
US Treasury Bills 0% 12/5/2024 (d)	5.02	280,000	277,714
TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,484,129)			1,484,646

Money Market Funds - 3.2%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (e) (Cost $75,391,932)	4.89	75,376,857	75,391,932

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $1,979,727,552)	2,328,580,794
NET OTHER ASSETS (LIABILITIES) - 0.0%	(165,505)
NET ASSETS - 100.0%	2,328,415,289

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Contracts
ICE MSCI EAFE Index Contracts (United States)	69	Dec 2024	8,582,910	171,645	171,645

Interest Rate Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	592	Dec 2024	67,654,500	(130,975)	(130,975)

TOTAL PURCHASED					40,670

Sold

Equity Contracts
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	45	Dec 2024	2,638,575	(170,773)	(170,773)

TOTAL FUTURES CONTRACTS					(130,103)
The notional amount of futures purchased as a percentage of Net Assets is 3.3%
The notional amount of futures sold as a percentage of Net Assets is 0.1%

Security Type Abbreviations
ETF	-	Exchange Traded Fund

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Affiliated Fund
(c)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,484,646.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund	25,719,081	124,928,618	75,255,767	1,936,326	-	-	75,391,932	0.2%
Total	25,719,081	124,928,618	75,255,767	1,936,326	-	-	75,391,932

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Canada Fund	18,190,478	1,131,746	1,384,762	-	(1,707)	2,227,612	20,163,367
Fidelity Commodity Strategy Fund	7,148,072	459,000	333,451	166,201	(43,235)	242,099	7,472,485
Fidelity Contrafund	26,403,063	37,384,393	1,872,700	21,297	34,186	9,938,017	71,886,959
Fidelity Emerging Markets Discovery Fund	17,405,241	948,662	803,840	-	999	1,267,465	18,818,527
Fidelity Emerging Markets Fund	153,104,055	9,201,491	7,228,638	-	80,289	21,934,948	177,092,145
Fidelity Enhanced International ETF	44,104,427	-	-	1,118,422	-	6,291,122	50,395,549
Fidelity Enhanced Large Cap Core ETF	-	32,800,731	26,325,131	17,182	213,185	379,936	7,068,721
Fidelity Enhanced Large Cap Value ETF	26,746,144	-	28,789,379	259,990	7,127,309	(5,084,074)	-
Fidelity Enhanced Mid Cap ETF	-	8,263,493	-	40,908	-	634,536	8,898,029
Fidelity Enhanced Small Cap ETF	-	10,146,813	-	37,685	-	932,809	11,079,622
Fidelity Equity-Income Fund	45,778,814	760,735	50,066,203	162,985	10,369,058	(6,842,404)	-
Fidelity Floating Rate High Income Fund	15,644,981	1,661,038	757,854	995,541	1,572	(87,961)	16,461,776
Fidelity Global Commodity Stock Fund	1,919,924	150,835	171,778	-	7,994	157,660	2,064,635
Fidelity Hedged Equity Fund	25,857,327	6,989	1,286,140	6,988	215,652	4,138,674	28,932,502
Fidelity High Income Fund	10,382,945	6,551,414	716,797	661,889	5,076	705,849	16,928,487
Fidelity Inflation-Protected Bond Index Fund	38,885,960	1,887,302	8,096,539	402,494	(597,406)	1,777,935	33,857,252
Fidelity Infrastructure Fund	1,891,412	166,082	157,071	19,597	444	264,326	2,165,193
Fidelity International Capital Appreciation Fund	35,573,485	1,804,267	2,203,050	-	23,842	4,875,213	40,073,757
Fidelity International Discovery Fund	41,572,529	2,364,002	2,884,414	-	(61,475)	7,591,321	48,581,963
Fidelity International Small Cap Fund	19,376,827	930,832	1,134,155	-	6,900	1,706,027	20,886,431
Fidelity International Small Cap Opportunities Fund	20,266,795	1,227,405	-	-	-	2,040,532	23,534,732
Fidelity International Value Fund	28,101,130	1,227,405	1,497,051	-	44,140	4,034,217	31,909,841
Fidelity Japan Smaller Companies Fund	14,955,959	921,792	-	-	-	2,257,141	18,134,892
Fidelity Long-Term Treasury Bond Index Fund	23,670,343	11,667,327	12,206,551	394,084	(1,087,612)	530,528	22,574,035
Fidelity Low-Priced Stock Fund	54,932,364	4,680,465	37,025,033	2,487,021	1,067,580	2,024,554	25,679,930
Fidelity New Markets Income Fund	5,363,159	170,852	4,422,719	115,951	302,033	(234,995)	1,178,330
Fidelity Overseas Fund	173,051,933	14,696,472	10,814,517	-	255,784	25,484,695	202,674,367
Fidelity Real Estate Investment Portfolio	10,324,914	656,144	505,262	212,478	(13,832)	1,248,881	11,710,845
Fidelity Total Bond Fund	211,869,923	26,828,795	17,029,501	7,032,439	(102,915)	4,821,569	226,387,871
Fidelity U.S. Low Volatility Equity Fund	20,227,098	70,231	20,729,275	-	2,896,040	(2,464,094)	-
Fidelity Value Discovery Fund	22,335,424	329,260	23,882,196	-	6,167,877	(4,950,365)	-
VIP Investment Grade Bond II Portfolio - Investor Class	210,213,338	22,701,728	17,224,333	136,962	(303,838)	10,893,900	226,280,795
VIP Stock Selector All Cap Portfolio - Investor Class	719,984,357	83,434,277	48,385,094	-	1,228,517	122,549,121	878,811,178
	2,045,282,421	285,231,978	327,933,434	14,290,114	27,836,457	221,286,794	2,251,704,216

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-Traded Funds (ETFs) and Exchange-Traded Notes (ETNs) are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs and ETNs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs and ETNs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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